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                                                                    Exhibit 10.1

                             Second Amendment to the
                                Credit Agreement
                           Dated as of August 8, 2001
                            (this "Second Amendment")

     Reference is hereby made to that certain Credit Agreement dated as of March 5, 2001, as amended by the First Amendment thereto dated as of May 22, 2001 (as amended, the "Credit Agreement"), by and between Verizon Investments Inc., a Delaware corporation (the "Lender") and Genuity Inc., a Delaware corporation (the "Borrower" and together with the Lender, the "Parties"). Capitalized terms used in this Second Amendment and not otherwise defined have the meaning ascribed to them in the Credit Agreement.

              WHEREAS, the Parties desire to make certain amendments and modifications to the terms of the Credit Agreement and to enter into certain other agreements, all as specified in this Second Amendment.

              In consideration of the terms and conditions set forth in this Second Amendment, the Parties agree as follows:

1.   Facility. The Parties hereby amend and modify the "Facility" section of the
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     Credit Agreement by deleting the reference to "$900,000,000 line of credit
     (the "Facility")" in its entirety and replacing it with the following:
     "$1,150,000,000 line of credit (the "Facility")."

2.   Interest Rate. The Parties hereby amend and modify the "Interest Rate"
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     section of the Credit Agreement by inserting after the phrase "200 basis points per annum" in the second line thereof the following: "for all amounts borrowed as long as the amounts borrowed do not exceed $1,000,000,000 and LIBO plus 225 basis points per annum for all amounts borrowed, once the amount borrowed is $1,000,000,000 or more but less than or equal to the greatest amount which may be borrowed under the Facility".

3.   Additional Covenants.
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     (a)  The Parties hereby amend and modify the "Additional Covenants" section of the Credit Agreement by deleting the reference to "$900,000,000" in clause (a) thereof and replacing it with the following:
          "$1,150,000,000".

     (b) The Parties hereby amend and modify the "Additional Covenants" section of the Credit Agreement by deleting the reference to "2.22:1" in clause (a) thereof and replacing it with the following: "1.74:1".

4.   Effectiveness. This Second Amendment shall become effective immediately
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     upon execution and delivery by Lender and the receipt by Lender of (a) a copy of this Second Amendment duly executed and delivered by Borrower, (b) a duly executed Master Promissory Note evidencing the amendments to the Credit Agreement referenced herein, and (c) copies of the documentation described under the "Documentation" section of the Credit Agreement as modified to reflect the amendments to the Credit Agreement referenced herein.

5.   Miscellaneous. This Second Amendment shall inure to the benefit of and be
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     binding upon the Parties, their successors and assigns. This Second
     Amendment may be executed in one or more counterparts, all of which shall be one and the same agreement. Irrespective of the place of performance, this Second Amendment shall be construed, interpreted and enforced in accordance with the laws of the

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     State of New York, without reference to its conflicts of law principles.
     This Second Amendment constitutes the entire agreement between the parties with respect to the subject matter hereof and merges and supersedes all prior and contemporaneous oral and written communications with respect hereto; provided, however, that it is the intent of the parties that this Second Amendment shall amend only the sections of the Credit Agreement specifically referred to herein. Except as otherwise specifically provided herein, all other sections of and Schedules and Exhibits to the Credit Agreement shall be unaffected hereby and shall remain in full force and effect according to their terms. The Credit Agreement and this Second Amendment shall be read and construed as one document.

     In witness whereof, the Parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       GENUITY INC.

                                       By:   /s/ W. Jack Reagan
                                          --------------------------------------

                                       Name:   W. Jack Reagan

                                       Title:  Vice President and Treasurer



                                       VERIZON INVESTMENTS INC.



                                       By:   /s/ Janet M. Garrity
                                          --------------------------------------

                                       Name:   Janet M. Garrity

                                       Title:  President and Treasurer